Exhibit 99.1

[AutoNation Logo]
For Immediate Release

Contact: Marc Cannon
(954) 769-3146
cannonm@autonation.com

AutoNation Reports Second Quarter Net Income From Continuing
Operations of $0.35 Per Share

     Fort Lauderdale, FL (July 20, 2004) – AutoNation, Inc. (NYSE: AN), America’s largest automotive retailer, today reported net income from continuing operations of $96 million, or $0.35 per share, on revenue of $5.0 billion for the second quarter ended June 30, 2004. The results compare with 2003 second-quarter net income from continuing operations of $107 million, or $0.37 per share, on revenue of $5.0 billion. Including the impact of $4 million net of tax or $0.01 per share of loss from discontinued operations, primarily due to store divestitures, net income for the second quarter 2004 was $92 million, or $0.34 per share.

     “As previously announced, a number of factors directly impacted the company’s second-quarter earnings,” said Mike Jackson, chairman and chief executive officer of AutoNation. “Our cost structure was targeted for vehicle sales volume levels that did not materialize, particularly in June, with significant declines in sales of Ford and General Motors products. Low volume when combined with high inventories also caused a gross margin decline in our new vehicle business.” The decline in new and used vehicle gross profit was partially offset by improved gross profit performances in parts and service and finance and insurance.

     “The economic environment for American retailers in the month of June was particularly challenging, led by a 1.1% decline in retail sales, the largest drop in 16 months,” said Jackson. “The automotive retail component of that decline was significant; the industry reported a 4.3% decrease, a notable falloff when compared to May’s 3.2% gain.”

     For the six-month period ended June 30, 2004, the Company earned net income from continuing operations of $184 million or $0.67 per share. Net income from continuing operations for the six-month period ended June 30, 2003 was $1.10 per share. Excluding the $0.44 per share benefit of the first-quarter 2003 IRS tax settlement, earnings per share from continuing operations for the six-month period ended June 30, 2003 was $0.66. The Company’s revenue for the six-month period ended June 30, 2004 totaled $9.7 billion, up 4 percent versus the prior year.

     Looking ahead, Mr. Jackson said, “Although the second quarter earnings were disappointing, our cash flow is strong and our strategy sound. We expect to report third-quarter EPS from continuing operations in the range of $0.36 to $0.38 per share. As previously announced, in light of the second-quarter results and the difficult new vehicle environment that we are operating in, our full-year 2004 guidance for EPS from continuing operations is in the range of $1.35 to $1.40.”

     AutoNation will discuss these results, the Company’s outlook and supporting assumptions during a conference call and audio webcast this morning at 10:00 a.m., Eastern Time. To listen to the live conference call, dial 800-288-8961, or listen to the audio webcast via the Internet at www.autonation.com, by clicking on the “about us” link, then clicking on “investors,” then “webcast.” A playback of the conference call will be available after 12:30 p.m. Eastern Time through July 27, 2004, by calling 800-475-6701, access code number 738524 or via the Internet as outlined above.

About AutoNation, Inc.

AutoNation, Inc., headquartered in Fort Lauderdale, Fla., is America’s largest automotive retailer. Ranked No. 97 on the 2004 Fortune 500 and a component of the Standard and Poor’s 500 Index, AutoNation employs approximately 28,000 people and owns and operates 365 new vehicle franchises in 18 states. For additional information, please visit http://corp.AutoNation.com or www.AutoNation.com, where more than 100,000 vehicles are available for sale.

FORWARD LOOKING STATEMENTS

Certain statements and information included in this release constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied in such forward-looking statements. Additional discussion of factors that could cause actual results to differ materially from management’s projections, estimates and expectations is contained in the Company’s SEC filings. The Company undertakes no duty to update its forward-looking statements, including its earnings outlook. This release contains certain non-GAAP financial measures as defined under SEC rules, including earnings per share from continuing operations for the six-month period ended June 30, 2003 excluding the benefit of the first-quarter 2003 IRS tax settlement. The Company believes such non-GAAP financial measure improves the transparency of the Company’s disclosure, provides a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improves the period-to-period comparability of the Company’s results from its core business operations. As required by SEC rules, the Company has provided a reconciliation of this measure to the most directly comparable GAAP measures, which is set forth in the attachments to this release.

AUTONATION, INC.
UNAUDITED CONSOLIDATED INCOME STATEMENTS
($ in millions, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Revenue:
New vehicle	$3,055.1	$3,057.3	$5,849.3	$5,636.6
Used vehicle	1,119.8	1,132.8	2,219.0	2,186.0
Parts and service	632.9	617.5	1,265.4	1,213.1
Finance and insurance	158.4	157.8	309.3	293.7
Other	22.7	10.0	46.3	21.3

Total revenue	4,988.9	4,975.4	9,689.3	9,350.7

Cost of sales:
New vehicle	2,840.5	2,834.6	5,434.1	5,217.5
Used vehicle	1,014.7	1,023.3	2,006.5	1,972.6
Parts and service	352.9	347.4	708.7	684.0
Other	10.7	1.4	20.5	3.0

Total cost of sales	4,218.8	4,206.7	8,169.8	7,877.1

Gross profit	770.1	768.7	1,519.5	1,473.6
Selling, general and administrative expenses	556.4	545.3	1,103.2	1,064.9
Depreciation	19.7	16.9	38.5	33.7
Amortization	0.3	0.4	0.6	1.0
Loan and lease underwriting income, net	—	(3.1)	—	(6.0)
Other losses (gains)	(1.4)	2.1	0.5	2.4

Operating income	195.1	207.1	376.7	377.6
Floorplan interest expense	(21.4)	(19.4)	(38.9)	(38.8)
Other interest expense	(19.7)	(20.6)	(39.0)	(36.2)
Interest income	0.7	0.9	1.4	2.0
Other (loss) income	(1.0)	5.3	(1.3)	6.3

Income from continuing operations before income taxes	153.7	173.3	298.9	310.9
Provision for income taxes	58.1	66.7	115.4	119.6
Income tax benefit from IRS settlement	—	—	—	(127.5)

Net tax provision — continuing operations	58.1	66.7	115.4	(7.9)

Net income from continuing operations	95.6	106.6	183.5	318.8
Loss from discontinued operations, net of income taxes	(3.5)	(0.3)	(4.1)	(12.9)

Net income before cumulative effect of accounting change	92.1	106.3	179.4	305.9
Cumulative effect of accounting change, net of income taxes	—	—	—	(14.6)

Net income	$92.1	$106.3	$179.4	$291.3

Diluted earnings per share:
Continuing operations	$0.35	$0.37	$0.67	$1.10
Discontinued operations	$(0.01)	—	$(0.01)	$(0.04)
Cumulative effect of accounting change	—	—	—	$(0.05)
Net income	$0.34	$0.37	$0.65	$1.01
Weighted average common and common equivalent shares outstanding	273.2	285.2	274.5	289.6
Common shares outstanding	267.7	274.6	267.7	274.6

See accompanying note.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended June 30,				Six Months Ended June 30,
	2004	2003	$ Variance	% Variance	2004	2003	$ Variance	% Variance
Revenue:
New vehicle	$3,055.1	$3,057.3	$(2.2)	(0.1)	$5,849.3	$5,636.6	$212.7	3.8
Retail used vehicle	913.0	934.2	(21.2)	(2.3)	1,820.5	1,792.2	28.3	1.6
Wholesale	206.8	198.6	8.2	4.1	398.5	393.8	4.7	1.2

Used vehicle	1,119.8	1,132.8	(13.0)	(1.1)	2,219.0	2,186.0	33.0	1.5

Parts and service	632.9	617.5	15.4	2.5	1,265.4	1,213.1	52.3	4.3
Finance and insurance	158.4	157.8	0.6	0.4	309.3	293.7	15.6	5.3
Other	22.7	10.0	12.7		46.3	21.3	25.0

	$4,988.9	$4,975.4	$13.5	0.3	$9,689.3	$9,350.7	$338.6	3.6

Gross profit:
New vehicle	$214.6	$222.7	$(8.1)	(3.6)	$415.2	$419.1	$(3.9)	(0.9)
Retail used vehicle	103.6	108.5	(4.9)	(4.5)	210.3	211.6	(1.3)	(0.6)
Wholesale	1.5	1.0	0.5		2.2	1.8	0.4

Used vehicle	105.1	109.5	(4.4)	(4.0)	212.5	213.4	(0.9)	(0.4)

Parts and service	280.0	270.1	9.9	3.7	556.7	529.1	27.6	5.2
Finance and insurance	158.4	157.8	0.6	0.4	309.3	293.7	15.6	5.3
Other	12.0	8.6	3.4		25.8	18.3	7.5

	770.1	768.7	1.4	0.2	1,519.5	1,473.6	45.9	3.1
Selling, general and administrative expenses	556.4	545.3	(11.1)	(2.0)	1,103.2	1,064.9	(38.3)	(3.6)
Depreciation	19.7	16.9	(2.8)		38.5	33.7	(4.8)
Amortization	0.3	0.4	0.1		0.6	1.0	0.4
Loan and lease underwriting income, net	—	(3.1)	(3.1)		—	(6.0)	(6.0)
Other losses (gains)	(1.4)	2.1	3.5		0.5	2.4	1.9

Operating income	195.1	207.1	(12.0)	(5.8)	376.7	377.6	(0.9)	(0.2)
Floorplan interest expense	(21.4)	(19.4)	(2.0)	(10.3)	(38.9)	(38.8)	(0.1)	(0.3)
Other interest expense	(19.7)	(20.6)	0.9	4.4	(39.0)	(36.2)	(2.8)	(7.7)
Interest income	0.7	0.9	(0.2)	(22.2)	1.4	2.0	(0.6)	(30.0)
Other income	(1.0)	5.3	(6.3)		(1.3)	6.3	(7.6)

Income from continuing operations before income taxes	$153.7	$173.3	$(19.6)	(11.3)	$298.9	$310.9	$(12.0)	(3.9)

Retail vehicle unit sales:
New	107,535	109,186	(1,651)	(1.5)	205,081	202,522	2,559	1.3
Used	62,884	65,498	(2,614)	(4.0)	126,027	124,891	1,136	0.9

	170,419	174,684	(4,265)	(2.4)	331,108	327,413	3,695	1.1

Revenue per vehicle retailed:
New	$28,410	$28,001	$409	1.5	$28,522	$27,832	$690	2.5
Used	$14,519	$14,263	$256	1.8	$14,445	$14,350	$95	0.7
Gross profit per vehicle retailed:
New	$1,996	$2,040	$(44)	(2.2)	$2,025	$2,069	$(44)	(2.1)
Used	$1,647	$1,657	$(10)	(0.6)	$1,669	$1,694	$(25)	(1.5)
Finance and insurance	$929	$903	$26	2.9	$934	$897	$37	4.1

Operating Percentages	Three Months Ended June 30,		Six Months Ended June 30,
	% 2004	% 2003	% 2004	% 2003
Revenue mix percentages:
New vehicle	61.2	61.4	60.4	60.3
Used vehicle	22.4	22.8	22.9	23.4
Parts and service	12.7	12.4	13.1	13.0
Finance and insurance	3.2	3.2	3.2	3.1
Other	0.5	0.2	0.4	0.2

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	27.9	29.0	27.3	28.4
Used vehicle	13.6	14.2	14.0	14.5
Parts and service	36.4	35.1	36.6	35.9
Finance and insurance	20.6	20.5	20.4	19.9
Other	1.5	1.2	1.7	1.3

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross profit:
New vehicle	7.0	7.3	7.1	7.4
Used vehicle — retail	11.3	11.6	11.6	11.8
Parts and service	44.2	43.7	44.0	43.6
Total	15.4	15.5	15.7	15.8
Selling, general and administrative expenses	11.2	11.0	11.4	11.4
Operating income	3.9	4.2	3.9	4.0
Operating items as a percentage of total gross profit:
Selling, general and administrative expenses	72.3	70.9	72.6	72.3
Operating income	25.3	26.9	24.8	25.6

See accompanying note.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions, except per share data)

Cash Flow Information	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Capital expenditures, excluding property operating lease buy-outs	$33.1	$25.4	$54.7	$49.3
Property operating lease buy-outs	$—	$1.0	$77.7	$9.8
Stock repurchases	$49.8	$148.8	$107.9	$353.4
Acquisitions	$66.5	$—	$154.4	$45.1
Proceeds from exercises of stock options	$37.2	$25.8	$49.9	$38.7

Floorplan Assistance and Expense	Three Months Ended June 30,			Six Months Ended June 30,
	2004	2003	Variance	2004	2003	Variance
Floorplan assistance (included in cost of operations)	$31.0	$30.3	$0.7	$58.2	$58.5	$(0.3)
Floorplan interest expense	(21.4)	(19.4)	(2.0)	(38.9)	(38.8)	(0.1)

Net inventory carrying benefit	$9.6	$10.9	$(1.3)	$19.3	$19.7	$(0.4)

Balance Sheet and Other Highlights
	June 30, 2004	December 31, 2000	June 30, 2003
Cash and cash equivalents	$56.8	$171.8	$236.8
Inventory	$3,357.6	$2,904.8	$2,791.5
Floorplan notes payable	$3,175.7	$2,796.0	$2,587.9
Non-vehicle debt	$819.9	$824.4	$740.9
Equity	$4,083.0	$3,949.7	$3,885.5
New days supply (industry standard of selling days, including fleet)	75 days	71 days	65 days
Used days supply (trailing 30 days)	41 days	41 days	34 days

Comparable Basis Reconciliations	Net Income		Diluted Earnings Per Share
	Six Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
Net income, as reported	$179.4	$291.3	$0.65	$1.01
Discontinued operations	4.1	12.9	$0.01	$0.04
Cumulative effect of accounting change	—	14.6	—	0.05

Net income from continuing operations, as reported	183.5	318.8	0.67	1.10
Income tax benefit from IRS settlement	—	(127.5)	—	$(0.44)

Net income, excluding income tax benefit from IRS Settlement	$183.5	$191.3	$0.67	$0.66

Note

The Company’s parts and service departments provide reconditioning repair work for used vehicles acquired by the used vehicle department and minor preparatory work for new vehicles. The parts and service departments charge the new and used departments as if they were third parties in order to account for total activity performed by that department. The Company has determined that the revenue and related cost of sales of both new and used vehicles had not been reduced by the intracompany charge for such work. Commencing with the second quarter of 2004, the Company is making the adjustment and has revised amounts previously reported by reducing new and used vehicle revenue and cost of sales by the amount of the intracompany charge. The adjustments have no impact on gross profit, operating income, income from continuing operations, net income, earnings per share, cash flows, or financial position for any period or their respective trends.

The effect of the adjustments was to reduce both revenue and cost of sales for new vehicles by $22 million and $44 million for the three and six months ended June 30, 2004, respectively, and for used vehicles by $52 million and $102 million for the same periods, respectively. For 2003, the adjustment reduced both revenue and cost of sales for new vehicles by $21 million and $40 million for the three and six months ended June 30, 2003, respectively, and used vehicles by $49 million and $94 million for the same periods, respectively. Accordingly, the Company’s revenue-based performance metrics, such as revenue per vehicle, gross profit as a percent of revenue, and SG&A as a percent of revenue, also have been revised. These revisions do not have a material impact on the amounts for any period or respective trends.

AUTONATION, INC.
UNAUDITED SAME STORE DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended June 30,				Six Months Ended June 30,
	2004	2003	$ Variance	% Variance	2004	2003	$ Variance	% Variance
Revenue:
New vehicle	$2,973.1	$3,042.6	$(69.5)	(2.3)	$5,717.1	$5,604.7	$112.4	2.0
Retail used vehicle	892.9	928.6	(35.7)	(3.8)	1,787.5	1,780.3	7.2	0.4
Wholesale	196.0	197.2	(1.2)	(0.6)	382.5	390.5	(8.0)	(2.0)

Used vehicle	1,088.9	1,125.8	(36.9)	(3.3)	2,170.0	2,170.8	(0.8)	(0.0)
Parts and service	620.4	613.1	7.3	1.2	1,243.9	1,203.6	40.3	3.3
Finance and insurance	155.9	157.0	(1.1)	(0.7)	305.3	292.3	13.0	4.4
Other	9.0	7.5	1.5		17.6	15.8	1.8

	$4,847.3	$4,946.0	$(98.7)	(2.0)	$9,453.9	$9,287.2	$166.7	1.8

Gross profit:
New vehicle	$208.2	$222.2	$(14.0)	(6.3)	$405.2	$417.6	$(12.4)	(3.0)
Retail used vehicle	102.0	107.8	(5.8)	(5.4)	207.4	210.2	(2.8)	(1.3)
Wholesale	0.4	1.1	(0.7)		1.1	1.8	(0.7)

Used vehicle	102.4	108.9	(6.5)	(6.0)	208.5	212.0	(3.5)	(1.7)
Parts and service	273.8	268.1	5.7	2.1	546.1	525.0	21.1	4.0
Finance and insurance	155.9	157.0	(1.1)	(0.7)	305.3	292.3	13.0	4.4
Other	7.4	6.4	1.0		14.4	13.5	0.9

	$747.7	$762.6	$(14.9)	(2.0)	$1,479.5	$1,460.4	$19.1	1.3

Retail vehicle unit sales:
New	105,366	108,675	(3,309)	(3.0)	201,400	201,358	42	0.0
Used	62,031	65,072	(3,041)	(4.7)	124,418	123,933	485	0.4

	167,397	173,747	(6,350)	(3.7)	325,818	325,291	527	0.2

Revenue per vehicle retailed:
New	$28,217	$27,997	$220	0.8	$28,387	$27,835	$552	2.0
Used	$14,394	$14,270	$124	0.9	$14,367	$14,365	$2	0.0
Gross profit per vehicle retailed:
New	$1,976	$2,045	$(69)	(3.4)	$2,012	$2,074	$(62)	(3.0)
Used	$1,644	$1,657	$(13)	(0.8)	$1,667	$1,696	$(29)	(1.7)
Finance and insurance	$931	$904	$27	3.0	$937	$899	$38	4.2

Operating Percentages	Three Months Ended June 30,		Six Months Ended June 30,
	% 2004	% 2003	% 2004	% 2003
Revenue mix percentages:
New vehicle	61.3	61.5	60.5	60.3
Used vehicle	22.5	22.8	23.0	23.4
Parts and service	12.8	12.4	13.2	13.0
Finance and insurance	3.2	3.2	3.2	3.1
Other	0.2	0.1	0.1	0.2

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	27.8	29.1	27.4	28.6
Used vehicle	13.7	14.3	14.1	14.5
Parts and service	36.6	35.2	36.9	35.9
Finance and insurance	20.9	20.6	20.6	20.0
Other	1.0	0.8	1.0	1.0

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross Profit:
New vehicle	7.0	7.3	7.1	7.5
Used vehicle — retail	11.4	11.6	11.6	11.8
Parts and service	44.1	43.7	43.9	43.6
Total	15.4	15.4	15.6	15.7

See accompanying note.